UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2013

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As reported on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on April 30, 2013, Best Buy Co., Inc. (“Best Buy” or “the registrant”); Best Buy UK Holdings LP, a wholly owned subsidiary of Best Buy (“UK Holdings”); Best Buy Distributions Limited, a wholly owned subsidiary of Best Buy (“BBY Distributions” and, together with UK Holdings, the “BBY Shareholders”); Carphone Warehouse Group plc (“CPW”), and New BBED Limited (“Best Buy Europe”), entered into an Implementation Agreement (the “Implementation Agreement”) providing for the sale of the 50% interest held by the BBY Shareholders in Best Buy Europe, Best Buy's venture with CPW. Pursuant to the Implementation Agreement, Best Buy will exit Best Buy Europe and CPW will assume 100% ownership thereof.

On June 6, 2013, CPW announced the publication of a circular to its shareholders (the "Circular") and a prospectus relating to the transaction contemplated by the Implementation Agreement. The Circular contains a notice of a General Meeting of CPW to be held on June 24, 2013 for the purposes of approving, among other things, the proposed transaction.

The news release issued by CPW on June 6, 2013 is furnished as Exhibit 99 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Best Buy’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit 99) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of CPW, the registrant and/or its management. The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include: uncertainties regarding the expected benefits from and effects of the sale of our 50% interest in Best Buy Europe, risks associated with the ability of CPW to obtain shareholder approval of such sale and the parties' ability to satisfy other conditions and terms of such sale, and to execute such sale in the estimated time frame, if at all; and other risks and uncertainties, including the risk factors set forth in the registrant’s filings with the SEC. The registrant assumes no obligation to revise or update any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99
News release issued by Carphone Warehouse Group plc dated June 6, 2013. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 6, 2013	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer

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